Exhibit 99.2
UNITED BANKSHARES, INC. AND SUBSIDIARIES
Charleston, WV
Stock Symbol: UBSI
(In Thousands Except for Per Share Data)
Consolidated Statements of Income

	Three Months Ended			Six Months Ended
	June	June	March	June	June
	2008	2007	2008	2008	2007
Interest & Loan Fees Income	$106,419	$101,702	$113,546	$219,965	$202,324
Tax equivalent adjustment	3,638	4,086	3,960	7,598	8,097

Interest & Fees Income (FTE)	110,057	105,788	117,506	227,563	210,421
Interest expense	43,267	48,882	51,268	94,535	96,842

Net Interest Income (FTE)	66,790	56,906	66,238	133,028	113,579

Credit Loss Provision	4,351	850	2,100	6,451	1,200

Non-Interest Income:

Investment securities transactions	(46)	165	955	909	322
Fees from trust & brokerage services	4,553	3,763	3,939	8,492	7,309
Fees from deposit services	10,002	7,869	9,083	19,085	15,047
Bankcard fees and merchant discounts	1,734	1,444	1,558	3,292	2,806
Other charges, commissions, and fees	589	347	488	1,077	678
Income from bank-owned life insurance	1,012	1,327	1,309	2,321	2,786
Mortgage banking income	156	162	93	249	323
Gain on termination of interest rate swap associated with prepayment of FHLB advances	—	787	—	—	787
Other non-interest revenue	1,183	661	1,185	2,368	1,383

Total Non-Interest Income	19,183	16,525	18,610	37,793	31,441

Non-Interest Expense:
Salaries and employee benefits	18,941	14,633	19,028	37,969	29,378
Net occupancy	3,974	3,114	4,297	8,271	6,570
Other expenses	16,428	13,197	16,619	33,047	25,777
Prepayment penalties on FHLB advances	—	786	—	—	786
Amortization of intangibles	940	383	1,018	1,958	790
OREO expense	1,043	238	242	1,285	402
FDIC expense	151	145	154	305	288

Total Non-Interest Expense	41,477	32,496	41,358	82,835	63,991

Income Before Income Taxes (FTE)	40,145	40,085	41,390	81,535	79,829

Tax equivalent adjustment	3,638	4,086	3,960	7,598	8,097

Income Before Income Taxes	36,507	35,999	37,430	73,937	71,732

Taxes	11,360	11,487	11,734	23,094	22,813

Net Income	$25,147	$24,512	$25,696	$50,843	$48,919

MEMO: Effective Tax Rate	31.12%	31.91%	31.35%	31.23%	31.80%

UNITED BANKSHARES, INC. AND SUBSIDIARIES
Charleston, WV
Stock Symbol: UBSI
(In Thousands Except for Per Share Data)
Consolidated Balance Sheets

	June 30	June 30
	2008	2007	June 30	December 31	June 30
	Q-T-D Average	Q-T-D Average	2008	2007	2007
Cash & Cash Equivalents	$202,676	$189,045	$227,250	$230,651	$219,079

Securities Available for Sale	1,175,727	997,675	1,174,929	1,156,561	1,003,874
Held to Maturity Securities	143,320	191,621	139,805	157,228	166,627
Other Investment Securities	80,909	50,312	82,154	80,975	49,335

Total Securities	1,399,956	1,239,608	1,396,888	1,394,764	1,219,836

Total Cash and Securities	1,602,632	1,428,653	1,624,138	1,625,415	1,438,915

Loans held for sale	2,134	2,702	4,199	1,270	2,701

Commercial Loans	3,724,885	2,740,403	3,752,540	3,648,999	2,805,863
Mortgage Loans	1,742,232	1,665,707	1,746,862	1,772,441	1,657,580
Consumer Loans	359,712	357,633	353,316	379,121	356,074

Gross Loans	5,826,829	4,763,743	5,852,718	5,800,561	4,819,517

Unearned income	(6,788)	(6,735)	(6,734)	(7,077)	(6,686)

Loans, net of unearned income	5,820,041	4,757,008	5,845,984	5,793,484	4,812,831

Allowance for Loan Losses	(56,780)	(43,928)	(57,033)	(50,456)	(43,372)

Goodwill	312,309	167,336	312,371	312,111	167,255
Other Intangibles	9,450	2,058	8,920	10,878	1,850

Total Intangibles	321,759	169,394	321,291	322,989	169,105

Real Estate Owned	8,906	4,351	9,618	6,365	4,074
Other Assets	286,910	239,537	300,275	295,672	247,857

Total Assets	$7,985,602	$6,557,717	$8,048,472	$7,994,739	$6,632,111

MEMO: Earning Assets	$7,208,212	$6,000,950	$7,227,167	$7,167,127	$6,034,859

Interest-bearing Deposits	$4,507,731	$3,868,096	$4,595,039	$4,436,323	$3,878,614
Noninterest-bearing Deposits	854,850	806,711	877,940	913,427	828,377

Total Deposits	5,362,581	4,674,807	5,472,979	5,349,750	4,706,991

Short-term Borrowings	918,710	645,705	829,063	1,036,063	693,586
Long-term Borrowings	854,010	523,878	903,471	774,162	523,788

Total Borrowings	1,772,720	1,169,583	1,732,534	1,810,225	1,217,374

Other Liabilities	66,521	67,522	70,095	73,565	68,581

Total Liabilities	7,201,822	5,911,912	7,275,608	7,233,540	5,992,946

Common Equity	783,780	645,805	772,864	761,199	639,165

Total Shareholders’ Equity	783,780	645,805	772,864	761,199	639,165

Total Liabilities & Equity	$7,985,602	$6,557,717	$8,048,472	$7,994,739	$6,632,111

UNITED BANKSHARES, INC. AND SUBSIDIARIES
Charleston, WV
Stock Symbol: UBSI
(In Thousands Except for Per Share Data)

	Three Months Ended			Six Months Ended
	June	June	March	June	June
	2008	2007	2008	2008	2007
Quarterly/Year-to-Date Share Data:

Earnings Per Share:
Basic	$0.58	$0.60	$0.59	$1.18	$1.20
Diluted	$0.58	$0.60	$0.59	$1.17	$1.19

Common Dividend Declared Per Share:	$0.29	$0.28	$0.29	$0.58	$0.56

High Common Stock Price	$31.33	$35.37	$33.07	$33.07	$39.50
Low Common Stock Price	$22.95	$30.88	$24.00	$22.95	$30.88

Average Shares Outstanding (Net of Treasury Stock):
Basic	43,264,809	40,677,396	43,246,852	43,255,830	40,811,074
Diluted	43,419,616	40,935,684	43,418,571	43,419,276	41,103,158

Memorandum Items:

Tax Applicable to Security Transactions	$(16)	$58	$334	$318	$113

Common Dividends	$12,548	$11,368	$12,542	$25,090	$22,820

	June	June	March
	2008	2007	2008
EOP Share Data:

Book Value Per Share	$17.86	$15.77	$17.83
Tangible Book Value Per Share	$10.44	$11.60	$10.39

52-week High Common Stock Price	$33.61	$39.71	$35.37
Date	10/05/07	12/28/06	04/03/07
52-week Low Common Stock Price	$22.95	$30.88	$24.00
Date	06/30/08	06/26/07	01/18/08

EOP Shares Outstanding (Net of Treasury Stock):	43,270,277	40,523,267	43,260,951

Memorandum Items:

EOP Employees (full-time equivalent)	1,568	1,310	1,558

UNITED BANKSHARES, INC. AND SUBSIDIARIES
Charleston, WV
Stock Symbol: UBSI
(In Thousands Except for Per Share Data)

	Three Months Ended			Six Months Ended
	June	June	March	June	June
	2008	2007	2008	2008	2007
Selected Yields and Net Interest Margin:
Loans	6.34%	7.44%	6.86%	6.60%	7.42%
Investment Securities	5.39%	5.72%	5.68%	5.53%	5.69%
Money Market Investments/FFS	2.07%	5.27%	3.10%	2.53%	5.43%
Average Earning Assets Yield	6.13%	7.06%	6.61%	6.37%	7.05%
Interest-bearing Deposits	2.69%	3.55%	3.16%	2.92%	3.52%
Short-term Borrowings	1.64%	4.43%	2.77%	2.23%	4.45%
Long-term Borrowings	4.40%	5.77%	4.80%	4.59%	5.80%
Average Liability Costs	2.77%	3.89%	3.30%	3.04%	3.88%
Net Interest Spread	3.36%	3.17%	3.31%	3.33%	3.17%
Net Interest Margin	3.71%	3.80%	3.72%	3.72%	3.79%

Selected Financial Ratios:

Return on Average Common Equity	12.90%	15.22%	13.35%	13.12%	15.33%
Return on Average Assets	1.27%	1.50%	1.30%	1.29%	1.50%
Efficiency Ratio	45.91%	43.51%	47.80%	46.84%	43.40%

	June		June		March
	2008		2007		2008
Loan / Deposit Ratio	106.82%		102.25%		107.12%
Allowance for Loan Losses/ Loans, net of unearned income	0.98%		0.90%		0.98%
Allowance for Credit Losses (1)/ Loans, net of unearned income	1.01%		1.06%		1.02%
Nonaccrual Loans / Loans, net of unearned income	0.58%		0.16%		0.43%
90-Day Past Due Loans/ Loans, net of unearned income	0.27%		0.21%		0.21%
Non-performing Loans/ Loans, net of unearned income	0.84%		0.37%		0.65%
Non-performing Assets/ Total Assets	0.73%		0.33%		0.56%
Primary Capital Ratio	10.26%		10.33%		10.32%
Shareholders’ Equity Ratio	9.60%		9.64%		9.66%
Price / Book Ratio	1.28	x	2.02	x	1.50	x
Price / Earnings Ratio	9.91	x	13.28	x	11.26	x

UNITED BANKSHARES, INC. AND SUBSIDIARIES
Charleston, WV
Stock Symbol: UBSI
(In Thousands Except for Per Share Data)

	June	June	December	March
	2008	2007	2007	2008
Asset Quality Data:
EOP Non-Accrual Loans	$33,676	$7,842	$14,115	$25,103
EOP 90-Day Past Due Loans	15,696	9,869	14,210	12,375

Total EOP Non-performing Loans	$49,372	$17,711	$28,325	$37,478

EOP Other Real Estate & Assets Owned	9,618	4,074	6,365	7,043

Total EOP Non-performing Assets	$58,990	$21,785	$34,690	$44,521

	Three Months Ended			Six Months Ended
	June	June	March	June	June
	2008	2007	2008	2008	2007
Allowance for Credit Losses:(1)
Beginning Balance	$59,050	$52,385	$58,744	$58,744	$52,371
Provision Expense	4,351	850	2,100	6,451	1,200

	63,401	53,235	60,844	65,195	53,571
Gross Charge-offs	(4,484)	(2,231)	(2,033)	(6,517)	(2,848)
Recoveries	244	216	239	483	497

Net Charge-offs	(4,240)	(2,015)	(1,794)	(6,034)	(2,351)

Ending Balance	$59,161	$51,220	$59,050	$59,161	$51,220

Note: (1)	Includes allowances for loan losses and lending-related commitments.